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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 26, 1997

                           ACCLAIM ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-16-986                                    38-2698904
(Commission File Number)                  (IRS Employer Identification Number)

          One Acclaim Plaza, Glen Cove, New York         11542
         (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code (516) 656-5000

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ITEM 5.           OTHER EVENTS

         On February 26, 1997, Acclaim Entertainment, Inc., a Delaware corporation (the "Registrant"), completed a private placement of its 10% Convertible Subordinated Notes due 2002 (the "Notes"), in the aggregate principal amount of $50 million. The Notes are unsecured, and are convertible into shares of the Registrant's common stock, $.02 par value per share (the "Common Stock") at any time after 60 days following the date of initial issuance and prior to maturity, unless previously redeemed, at an initial conversion price of $5.18 per share, subject to anti-dilution adjustment under certain conditions.

         The Notes were issued under an Indenture, dated as of February 26, 1997, between the Company and IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee"). The Trustee will also serve as Conversion Agent and Paying Agent in respect of the Notes. All terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture.

         The Notes are unsecured subordinated obligations of the Company, are limited to an aggregate principal amount of $50,000,000 and will mature on March 1, 2002. The Notes are redeemable, in whole or in part, at the option of the Registrant at any time on or after March 1, 2000, at the redemption prices (expressed as a percentage of the principal amount) set forth below for the 12-month period beginning March 1 of the years indicated:

         2000.....................................   104.00%
         2001.....................................   102.00%

and at maturity at 100% of principal, together in the case of any such redemption with accrued interest to the redemption date.

         If a Repurchase Event occurs, each Holder of the Notes will have the right, subject to certain conditions and restrictions, to require the Registrant to repurchase all outstanding Notes, in whole or in part, owned by such Holder at 100% of their principal amount plus accrued interest, if any, to the date of repurchase. The occurrence of a Repurchase Event is an event of default under the Registrant's main credit facility with its lead senior lender, BNY Financial Corporation.

         The Notes are subordinated to all existing and future Senior Indebtedness of the Registrant and will be effectively subordinated to all indebtedness and other liabilities of the Registrant's subsidiaries.

                                        2

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Item 7.                    Financial Statements, Pro Forma Financial
                           Information and Exhibits

                  Exhibits:

                  4.1      Specimen Form of the Notes.

                  4.2 Indenture, dated as of February 26, 1997, between Acclaim Entertainment, Inc. and IBJ Schroder Bank & Trust Company, as Trustee.

                   99 Press release of Acclaim Entertainment, Inc. dated February 28, 1997.

                                        3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ACCLAIM ENTERTAINMENT, INC.

                                     By /s/ J. Mark Hattendorf
                                       -----------------------------------
                                       Name:  J. Mark Hattendorf
                                       Title: Executive Vice
                                              President and Chief
                                              Financial and Accounting
                                                Officer

Dated:  March 14, 1997

                                        4

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                                  EXHIBIT INDEX

Exhibit

4.1               Specimen Form of the Notes.

4.2 Indenture, dated as of February 26, 1997, between Acclaim Entertainment, Inc. and IBJ Schroder Bank & Trust Company, as Trustee.

 99               Press release of Acclaim Entertainment, Inc. dated
                  February 28, 1997.